SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                         Date of Report: February 28, 2003


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



Commission File No.  0-10772


         Virginia                                                    54-0846569
(State or other jurisdiction of                           (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                          21046-2306
(Address of principal executive office)                              (Zip Code)



Registrant's telephone number, including area code:              (301) 939-7000

                                ESSEX CORPORATION



Item 2.    Acquisition or Disposition of Assets

           Pursuant to an Agreement and Plan of Merger dated as of February 21, 2003 (the "Agreement") by and among the Registrant, its wholly-owned subsidiary ("Merger Sub"), Sensys Development Laboratories, Inc., a Maryland corporation ("SDL"), and the principal shareholders of SDL, Merger Sub was merged with and into SDL with SDL as the surviving corporation (the "Merger"). The Merger became effective as of February 28, 2003. Pursuant to the terms of the Agreement, SDL shareholders received a total of $309,000 in cash and a maximum number of 1,104,907 shares and a maximum number of 194,769 options exercisable for shares of Registrant's common stock in exchange for the outstanding common stock and options held by SDL shareholders. The terms of the Merger are contained in the Agreement, which was previously filed as an Exhibit to Registrant's report on Form 8-K filed with the Commission on March 7, 2003.

Item 7.    Financial Statements and Exhibits

           (a)   Financial Statements of Business Acquired

                 (1)    Sensys Development Laboratories, Inc. Financial
                          Statements as of September 30, 2002 and 2001, together with Auditors' Report are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

                 (2)   Sensys Development Laboratories, Inc. Unaudited
                          Financial Statements for the Quarters ended
                          December 31, 2002 and 2001 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

           (b) Pro Forma Financial Information (unaudited) presenting the effect of the Merger as if it had been completed on December 31, 2001 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

           (c)   Exhibits

                 2.1   Agreement and Plan of Merger among Essex Corporation,
                         SDL Acquisition, Inc., Sensys Development Laboratories, Inc. and the Principal Shareholders, dated February
                         21, 2003 (excluding Exhibits and Schedules)
                         (incorporated by reference from Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed
                         March 7, 2003).

                23.1   Consent of Independent Accountants

                23.2   Consent of Independent Accountants


                99.1   Sensys Development Laboratories, Inc. Financial
                         Statements as of September 30, 2002 and 2001, together with Auditors' Report

                99.2   Sensys Development Laboratories, Inc. Unaudited Financial
                         Statements for the Quarters ended December 31, 2002 and 2001

                99.3   Pro Forma Financial Information (unaudited)


                                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESSEX CORPORATION
                                            (Registrant)



DATE:  June 10, 2003                     /s/ Joseph R. Kurry, Jr.
                       ---------------------------------------------------------
                                              Joseph R. Kurry, Jr.
                       Sr. Vice President, Treasurer and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
NUMBER     DESCRIPTION
------     -----------
2.1        Agreement and Plan of Merger among Essex Corporation,
           SDL Acquisition, Inc., Sensys Development Laboratories, Inc. and the Principal Shareholders, dated February 21, 2003 (excluding Exhibits and Schedules)(incorporated by reference from Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed March 7, 2003).*

23.1       Consent of Independent Accountants

23.2       Consent of Independent Accountants

99.1 Sensys Development Laboratories, Inc. Financial Statements as of September 30, 2002 and 2001, together with Auditors' Report

99.2 Sensys Development Laboratories, Inc. Unaudited Financial Statements for the Quarters ended December 31, 2002 and 2001 *

99.3       Pro Forma Financial Information (unaudited) *


* Previously filed on the Company's Form 8-K dated February 28, 2003 as filed on April 17, 2003.